UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
September 21, 2004

INVESTORS REAL ESTATE TRUST

(Exact name of registrant as specified in its charter)

North Dakota	0-14851	45-0311232

(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12 South Main Street
Minot, ND 58701
(Address of principal executive offices)

(701) 837-4738
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.02(b) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURES

ITEM 5.02(b) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective September 21, 2004, John F. Decker and Steven B. Hoyt retired from the Investors Real Estate Trust Board of Trustees at the 2004 annual meeting of shareholders, each electing not to stand for re-election for an additional one-year term.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS REAL ESTATE TRUST (Registrant)
By:	/s/ Thomas A. Wentz, Jr.
Thomas A. Wentz, Jr.
Senior Vice President

Dated: September 23, 2004